Exhibit 32.2

Certification of Chief Financial Officer

pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

I, Robert R. Banta, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 of Moog Inc. (the Company) fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003
S/ROBERT R. BANTA/S
ROBERT R. BANTA
Chief Financial Officer

This certification is being furnished solely to accompany this Form 10-Q pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise, and is not to be incorporated by reference into any filing of the Company unless such incorporation is expressly referenced therein.